UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2008

Chase Packaging Corporation

(Exact name of registrant as specified in its charter)

Texas	0-21609	93-1216127
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

636 River Road
Fair Haven, NJ	07704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On May 8, 2008, Chase Packaging Corporation (the “Company”) issued a press release (the “Press Release”) announcing that its Board of Directors declared a semi-annual stock dividend on its outstanding Series A 10% Convertible Preferred Stock.  The full text of the Press Release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.              Financial Statements and Exhibits

(d)                                 Exhibits.

                The following exhibit is furnished with this Form 8-K:

                99.1         Press Release of the Company dated May 8, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE PACKAGING CORPORATION

Date: May 13, 2008	By:	/s/ Ann C.W. Green
Ann C.W. Green
Assistant Secretary
(Principal Financial and Accounting Officer)